UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2023

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Global Market
9.50% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value	OTRKP	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

As a result of the approval by the stockholders of Ontrak, Inc. (“our” or the “Company”) of the proposal described under the heading “2. The Keep Well Proposal” in Item 5.07, below (the “Keep Well Proposal”), in accordance with the terms of the Master Note Purchase Agreement dated April 15, 2022, as amended, between the Company and Acuitas Capital LLC (“Acuitas Capital”) (the “Keep Well Agreement”):
(a) the Company will issue 2,038,133 shares of its common stock to Acuitas Capital (such shares, the “Additional Commitment Shares”);
(b) warrants to purchase 1,775,148 shares of the Company’s common stock previously issued by the Company to Acuitas Capital pursuant to the Keep Well Agreement will be exchanged for warrants to purchase 33,333,333 shares of the Company’s common stock (the “Exchange Warrants”);

(c) notes previously issued by the Company to Acuitas Capital evidencing the $15.0 million in principal amount borrowed by the Company from Acuitas Capital under the Keep Well Agreement will be exchanged for notes (the “Exchange Notes”) that give Acuitas Capital, at its election, the right to convert (the “Conversion Right”) the entire principal amount of such notes, plus all accrued and unpaid interest thereon, in whole or in part, into shares of the Company’s common stock at a conversion price equal to the lesser of (i) $0.40 per share (subject to adjustment for stock splits and the like) and (ii) the greater of (a) the closing price of the Company’s common stock on the trading day immediately prior to the applicable conversion date and (b) $0.15 (subject to adjustment for stock splits and the like); the Exchange Notes are immediately convertible into 37,500,000 shares of the Company’s common stock (assuming a conversion price of $0.40); and

(d) if the Exchange Notes are so converted (and assuming all interest is paid in cash), the Company will issue warrants to purchase 37,500,000 shares of the Company’s common stock to Acuitas Capital.

The Exchange Notes and notes issued in connection with future borrowings under the Keep Well Agreement, all of which will have the Conversion Right, are referred to as the “New Keep Well Notes.”

In accordance with the Keep Well Agreement, the Company will borrow, and Acuitas will lend, subject to the conditions in the Keep Well Agreement, an additional $10.0 million, to be funded as follows: $4.0 million in each of March and June 2023, and $2.0 million in September 2023. In connection with each such borrowing, the Company will issue to Acuitas a New Keep Well Note.

In connection with each borrowing under the Keep Well Agreement, the Company will issue to Acuitas a warrant to purchase shares of the Company’s common stock. As a result of the approval of the Keep Well Proposal by the Company’s stockholders, in accordance with the Keep Well Agreement, the number of shares of the Company’s common stock issuable upon exercise of each warrant will be equal to (x) 100% of the amount borrowed divided by (y) $0.45 (the “Warrant Coverage Denominator”), subject to future adjustment as described below, and each warrant will have an exercise price equal to $0.45 per share, subject to future adjustment as described below.

In connection with the conversion of the principal amount of any New Keep Well Note and/or accrued interest thereon into shares of the Company’s common stock (as described above), the Company will issue to Acuitas a five-year warrant to purchase shares of the Company’s common stock. The number of shares of the Company’s common stock subject to each such warrant will be equal to (x) 100% of the amount converted divided by (y) the conversion price of the New Keep Well Note then in effect, and the exercise price of each such warrant will be equal to the conversion price of the New Keep Well Note then in effect, subject to adjustment as described below.

If the reverse stock split discussed under the heading the “1. The Reverse Stock Split Proposal” in Item 5.07, below (the “Reverse Stock Split Proposal”), is effected, then:

•the exercise price of each warrant issued pursuant to the Keep Well Agreement that is outstanding as of the effective time of the reverse stock split will be reduced to the lesser of (i) the volume-weighted average price of the Company’s common stock over the five trading days beginning on the trading day that commences immediately after the effective time of the reverse stock split (the “Reverse Stock Split Price”) and (ii) the exercise price after giving effect to the adjustment thereto as a result of the reverse stock split (the lesser of (i) and (ii), the “Post-Stock Split Price”), subject to further reduction as described in the paragraph immediately below; and

•the Warrant Coverage Denominator will be reduced to the greater of $0.15 (adjusted for the reverse stock split) and the Post-Stock Split Price, subject to further reduction as described in the paragraph immediately below; and

Upon the occurrence of the final funding under the Keep Well Agreement (the date on when such final funding occurs, the “Final Funding Date”):

•the exercise price of each warrant issued pursuant to the Keep Well Agreement that is outstanding as of the Final Funding Date will be reduced to (i) if the Final Funding Date occurs at any time prior to the time the Reverse Stock Split Price is determined, the closing price of the Company’s common stock on the trading day immediately preceding the Final Funding Date (the “Final Funding Date Price”), or (ii) if the Final Funding Date occurs at any time from and after the time the Reverse Stock Split Price is determined, the lesser of (x) the Post-Stock Split Price and (y) the Final Funding Date Price; and

•the Warrant Coverage Denominator will be reduced to the lesser of (i) if the Final Funding Date occurs at any time prior to the time the Reverse Stock Split Price is determined, the greater of (a) $0.15 (subject to adjustment for stock splits and the like, including the reverse stock split) and (b) the Final Funding Date Price, or (ii) if the Final Funding Date occurs at any time from and after the time the Reverse Stock Split Price is determined, the greater of (a) $0.15 (subject to adjustment for stock splits and the like, including the reverse stock split) and (b) the lesser of (x) the Post-Stock Split Price and (y) the Final Funding Date Price.

The table below illustrates the additional shares of the Company’s common stock that will be issuable upon (a) the conversion of the New Keep Well Notes to be issued in March, June and September 2023 (assuming a conversion price of $0.40 and all interest is paid in cash), (b) the exercise of the warrants to be issued in connection with the issuance of such New Keep Well Notes (assuming a Warrant Coverage Denominator of $0.45), and (c) the exercise of the warrants to be issued in connection with the conversion of such New Keep Well Notes:

Shares of Common Stock Issuable Upon
Amount Borrowed under the Keep Well Agreement	Conversion of the Note (a)	Exercise of the Warrant Issued in Connection with the Borrowing (b)	Exercise of the Warrant Issued in Connection with the Conversion of the Note (c)
$4.0 million in March 2023	10,000,000	8,888,889	10,000,000
$4.0 million in June 2023	10,000,000	8,888,889	10,000,000
$2.0 million in September 2023	5,000,000	4,444,444	5,000,000
Total	25,000,000	22,222,222	25,000,000

As discussed above, the conversion price of the New Keep Well Notes and the Warrant Coverage Denominator is subject to adjustment based on the price of the Company’s common stock, subject to maximum downward adjustment to $0.15 (subject to adjustment for stock splits and the like, including the reverse stock split contemplated by the Reverse Stock Split Proposal, if effected). The table below illustrates the additional shares of the Company’s common stock that would be issuable upon (a) the conversion of the New Keep Well Notes to be issued in March, June and September 2023 (assuming a conversion price of $0.15 and all interest is paid in cash), (b) the exercise of the warrants to be issued in connection with the issuance of such New Keep Well Notes (assuming a Warrant Coverage Denominator of $0.15), and (c) the exercise of the warrants to be issued in connection with the conversion of such New Keep Well Notes:

Shares of Common Stock Issuable Upon
Amount Borrowed under the Keep Well Agreement	Conversion of the Note (a)	Exercise of the Warrant Issued in Connection with the Borrowing (b)	Exercise of the Warrant Issued in Connection with the Conversion of the Note (c)
$4.0 million in March 2023	26,666,667	26,666,667	26,666,667
$4.0 million in June 2023	26,666,667	26,666,667	26,666,667
$2.0 million in September 2023	13,333,333	13,333,333	13,333,333
Total	66,666,667	66,666,667	66,666,667

None of the securities issuable under the Keep Well Agreement have been, or if and when issued to Acuitas Capital in the future will be, registered under the Securities Act of 1933, as amended (the “Securities Act”); all such securities have been and will be offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

The information reported under Item 3.02, above, is incorporated by reference into this Item 5.01.

Immediately prior to the issuance of the Additional Commitment Shares, the Exchange Warrants, and the Exchange Notes, the Company had 27,281,404 shares of common stock outstanding. Immediately following the issuance of the Additional Commitment Shares, the Exchange Warrants, and the Exchange Notes, Acuitas Capital’s beneficial ownership of the Company’s capital stock was approximately 83%.

In accordance with the terms of the Keep Well Agreement, as a result of Acuitas Capital’s beneficial ownership of the Company’s capital stock being equal to at least a majority of the voting power of the Company’s outstanding capital stock, Acuitas Capital and the Company entered into a stockholders agreement (the “Stockholders Agreement”) pursuant to which, during any period that Acuitas Capital’s and its affiliates’ beneficial ownership of the Company’s capital stock equals at least 50% of the Company’s outstanding capital stock, Acuitas Capital agreed to vote the shares of the Company’s common stock it beneficially owns (a) in favor of an amendment to the certificate of incorporation or bylaws of the Company that would require the Company’s board of directors to include not fewer than three independent directors at all times, (b) in favor of the election or re-election of independent directors nominated for election by the Company’s board of directors or by the nominating committee thereof unless the failure of a nominee to be elected or re-elected to the Company’s board of directors would not result in the Company having fewer than three independent directors following such election, and (c) against any proposal or action that would result in the Company’s board of directors having fewer than three independent directors at all times. In addition, under the Stockholders Agreement, the parties agreed that, during any period that such beneficial ownership of Acuitas Capital and its affiliates equals at least 50% of the Company’s outstanding capital stock, the Company will not enter into any transaction between the Company or any of its affiliates, on the one hand, and Acuitas Capital or any of its affiliates (excluding the Company and its affiliates), on the other hand, unless it is approved by a majority of the independent directors then serving on the Company’s board of directors.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is attached as an exhibit to this report and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On February 20, 2023, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 20, 2023.

1. The Reverse Stock Split Proposal

The Company’s stockholders approved the proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our amended and restated certificate of incorporation to effect a reverse split of our outstanding common stock at a ratio that is not less than 4:1 and not greater than 6:1, without reducing the authorized number of shares of our common stock, with the final ratio to be selected by our board of directors in its discretion, and to be effected, if at all, in the sole discretion of our board of directors at any time within one year of the date of the Special Meeting without further approval or authorization of our stockholders. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,891,246	1,237,608	10,811	0

2. The Keep Well Proposal

The Company’s stockholders approved the issuance of shares of our common stock, convertible notes and the shares of our common stock issuable upon conversion thereof, and warrants to purchase shares of our common stock and the shares of our common stock issuable upon exercise thereof, in each case, pursuant to the Keep Well Agreement, for purposes of complying with Nasdaq Listing Rule 5635. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,084,488	502,636	12,952	4,539,590

3. The Adjournment Proposal

The Company’s stockholders approved the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the proposals described above if there were not sufficient votes to approve either of such proposals. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,184,862	1,263,842	21,864	669,098

Item 8.01 Other Events.

On February 21, 2023, the Company filed with the Delaware Secretary of State a certificate of amendment to its amended and restated certificate of incorporation, as amended, to strike Article EIGHTH therefrom in its entirety (the “Charter Amendment”). The Charter Amendment, a copy of which is filed as an exhibit to this report, became effective upon filing. Article EIGHTH contained restrictions designed to protect certain tax loss carryovers and attributes of the Company. The Company’s stockholders approved the Charter Amendment at the Company’s annual meeting of stockholders held on August 29, 2022, and the proposal describing the Charter Amendment is in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 25, 2022.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation dated February 21, 2023
10.1	Stockholders Agreement made and entered into as of February 21, 2023, by and between Ontrak, Inc., and Acuitas Capital LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: February 22, 2023	By:	/s/ James J. Park
James J. Park
Chief Financial Officer